UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Ophthalmic Imaging Systems

(Name of the Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

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OPHTHALMIC IMAGING SYSTEMS

221 Lathrop Way, Suite I

Sacramento, California 95815

________________________________________

Notice of Annual Meeting of Shareholders

and

Important Notice Regarding Availability of Proxy Materials for the Shareholders Meeting

To Be Held on

May 13, 2009

________________________________________

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders (the “Meeting”) of OPHTHALMIC IMAGING SYSTEMS, a California corporation (referred to herein as “we,” “us,” “our,” or the “Company”), will be held at the principal executive offices of the Company located at 221 Lathrop Way, Suite I, Sacramento, California 95815, on May 13, 2009, 10:30 a.m., to consider and act upon the following:

1.	the election of six (6) individuals to serve as the Board of Directors of the Company until the next Annual Meeting of Shareholders and until their successors are elected and qualified;
2.

the ratification of the Board of Directors’ selection of Perry-Smith LLP to be the independent auditor with respect to the audit of the Company’s financial statements for the fiscal year ending December 31, 2009;

3.	the approval and adoption of the Company’s 2009 stock option plan; and
4.	the transaction of such other business as may properly come before the Meeting or any adjournments thereof.
Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying proxy statement.
The proxy statement, 2008 Annual Report on Form 10-K and form of proxy are also available at https://materials.proxyvote.com/683737

You must own shares of common stock of the Company at the close of business on April 6, 2009 to vote at the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person. For directions to attend the Annual Meeting in person, call (916) 646-2020 x316.

This notice of Annual Meeting and the accompanying proxy statement and proxy card are being mailed to our shareholders on or about April 15, 2009.

By Order of the Board of Directors

Ariel Shenhar
Secretary

Sacramento, California

April 15, 2009

IMPORTANT

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Each shareholder is urged to sign, date, and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company’s transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

OPHTHALMIC IMAGING SYSTEMS

221 Lathrop Way, Suite I

Sacramento, California 95815

________________________________________

Proxy Statement

Annual Meeting of Shareholders

May 13, 2009

________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ophthalmic Imaging Systems, a California corporation (the “Company”), to be voted at the Annual Meeting of Shareholders of the Company (the “Meeting”) which will be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California 95815 on May 13, 2009 at 10:30 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders is April 15, 2009.

A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein or, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. The Company is not aware of any matter to be presented at the Meeting other than those matters described herein. If, however, any other matters are properly brought before the Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment. Each such Proxy granted may be revoked at any time thereafter by (1) writing to the Secretary of the Company prior to the Meeting, (2) by execution and delivery of a subsequent proxy, or (3) by attendance and electing to vote in person at the Meeting (although attendance in person at the Meeting will not, in and of itself, constitute a revocation of a proxy). Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, then the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company or anyone acting on their behalf by mail, telephone, facsimile, or personal interview.

VOTING SECURITIES

Shareholders of record as of the close of business on April 6, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 16,866,831 outstanding shares of the Company’s common stock, no par value (“Common Stock”). Generally, each holder of Common Stock is entitled to one vote for each share held. In voting for directors, each shareholder may have cumulative voting rights. See ‘Voting Procedures’ below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

VOTING PROCEDURES

Generally, each share of Common Stock outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon. In the election of directors however, every shareholder entitled to vote in such election, or his, her, or its proxy, may cumulate such shareholder’s votes. Each shareholder or proxy cumulating votes will have a total number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder, and all such votes can be cast in favor of one candidate or distributed in any manner desired by the shareholder or proxy, as applicable, among as many candidates as the shareholder or proxy, as applicable, may select, provided that the votes may not be cast for more than six (6) candidates (a number equal to the total number of directors seats to be filled). No shareholder or proxy will be entitled to cumulate votes for a candidate unless such candidate’s name has been placed into nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to voting, of the shareholder’s intention to cumulate votes. If any shareholder provides such notice, all shareholders may cumulate their votes for candidates in nomination.

Assuming the presence of a quorum, the six (6) nominees receiving the highest number of affirmative votes, cast by holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting, will be elected as directors. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by the highest number of votes received, votes withheld from a nominee or nominees will not affect the outcome of the election and will be excluded entirely from the vote.

Under the California Corporation Code, generally, in order to take action on a matter submitted to shareholders at a meeting where a quorum is present (other than the election of directors), the affirmative vote of a majority of the “Votes Cast” (as defined below) is required for approval, unless the Company’s Articles of Incorporation requires a greater number of votes or unless otherwise specified by the California Corporation Code. For purposes herein, “Votes Cast” are the shares of Common Stock represented and voting in person or by proxy at the Meeting, as determined for each proposal. In addition, for a proposal to be approved, the affirmative votes received must constitute at least a majority of the Votes Cast. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory provision or case law in California with respect to the proper treatment of abstentions, the Company believes that an abstention with respect to any proposal coming before the Meeting should be counted as present for purposes of determining the existence of a quorum. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Proposal No. 2 (ratification of the appointment of Perry-Smith LLP as the Company’s the independent auditor for fiscal 2009) and Proposal No. 3 (approval of the 2009 Stock Option Plan) each require the affirmative vote of a majority of the Votes Cast, provided a quorum exists.

In the event of a broker non-vote with respect to any matter coming before the Meeting, such proxy will be counted as present for determining the presence of a quorum but will not be counted as a Vote Cast on any matter. A broker non-vote generally occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal and generally occur because: (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers do not have discretionary authority to vote on their clients’ behalf on “non-routine” proposals. If a beneficial owner of shares that are held of record by a broker does not give a proxy to the broker with instructions as to how to vote the shares, then the broker generally has discretionary authority to vote those shares for or against “routine” matters, such as Proposal No. 1 (regarding election of directors), Proposal No. 2 (regarding ratification of the appointment of Perry-Smith LLP as the Company’s independent auditor for fiscal 2009), and Proposal No. 3 (regarding approval of the 2009 Stock Option Plan). Where a matter is not considered “routine”, the shares held by the broker will not be voted on that proposal without specific instruction from the beneficial holder of the shares. If a broker votes shares that are not voted by the beneficial owner for or against a “routine” proposal, then these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, then the shares will also be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals on which the shares are left unvoted.

The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted below.

Our Board of Directors has unanimously recommended a vote FOR each nominee named in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

It is important that your shares are represented at the Annual Meeting, and, therefore, all shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card in the enclosed pre-paid envelope, which requires no postage if mailed in the United States. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors, FOR the ratification of Perry-Smith LLP as our independent auditor and FOR the approval of the Company’s 2009 Stock Option Plan each as set forth in the accompanying Notice of Annual Meeting of Shareholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 contains financial data and other information about the Company and is enclosed herewith. Exhibits to the Form 10-K will be furnished without charge to any shareholder so requesting, by writing to Ariel Shenhar, Secretary, Ophthalmic Imaging Systems, 221 Lathrop Way, Suite I, Sacramento, California 95815.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of the Record Date, April 6, 2009, certain information regarding the ownership of voting securities of the Company by each shareholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company’s outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company, and (iii) all executive officers and directors as a group. Unless otherwise noted, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Unless otherwise noted, the address of each beneficial owner named below is the Company’s corporate address.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Management and the Board
Gil Allon	749,584 (2)	4.1%
Ariel Shenhar	514,167 (3)	2.8%
William Greer	20,000 (4)	0.1%
Jonathan Phillips	35,000 (5)	0.2%
Eric Maurincomme	—	—
Uri Ram	—	—
Directors and officers as a group (total of 6 persons)	1,318,751 (6)	7.3%

5% Shareholders
MediVision Medical Imaging Ltd.	9,380,843 (7)	51.9%
P.O. Box 45, Industrial Park
Yokneam Elit 20692 Israel

The Tail Wind Fund Ltd.	1,482,259 (8)	8.2%
c/o Peter J. Weisman, P.C. 52 Vanderbilt Avenue, 17th Floor New York, NY 10017

_________________

*	Represents less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Under those rules and for purposes of the table above (a) if a person has decision making power over either the voting or the disposition of any shares, that person is generally deemed to be a beneficial owner of those shares; (b) if two or more persons have decision making power over either the voting or the disposition of any shares, they will be deemed to share beneficial ownership of those shares, in which case the same shares will be included in share ownership totals for each of those persons; and (c) if a person held options to purchase shares that were exercisable on, or became exercisable within 60 days of, April 6, 2009, that person will be deemed to be the beneficial owner of those shares and those shares (but not shares that are subject to options held by any other shareholder) will be deemed to be outstanding for purposes of computing the percentage of the outstanding shares that are beneficially owned by that person.

(2)	Represents options to purchase 632,917 shares of common stock, indirect beneficial ownership by spouse of stock options to purchase 56,667 shares and 60,000 shares of common stock owned
(3)	Represents options to purchase 484,167 shares of common stock and 30,000 shares of common stock.
(4)	Represents options.
(5)	Represents options to purchase 20,000 shares of common stock and 15,000 shares of common stock.
(6)	Represents options to purchase 1,213,751 shares of common stock and 105,000 shares of common stock.
(7)

These shares are pledged as security under multiple loans and a debenture. (For more details on the loans and the debenture, see the enclosed Form 10-K, Item 8. Financial Statements, Notes to Consolidated Financial Statements, Note 6. Related Party Transactions, MediVision.)

(8)

Represents 955,285 shares issuable upon conversion of $1,566,668 in principal amount of the issuer’s 6.5% convertible note at a conversion price of $1.64 and 526,973 shares issuable upon exercise of warrants.

Proposal 1

ELECTION OF DIRECTORS

At the Meeting, six (6) directors are to be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The number of nominees was determined by the Board of Directors pursuant to our Amended and Restated Bylaws. Unless otherwise specified, all proxies will be voted in favor of the six (6) nominees listed below as directors of the Company.

Gil Allon, Ariel Shenhar, Jonathan Phillips, William Greer and Yigal Berman were elected as directors at last year’s annual meeting. Eric Maurincomme was appointed by the Board during fiscal 2008. Yigal Berman resigned from the board during 2009. Uri Ram was appointed by the Board during fiscal 2009. Each director’s respective term expires at the Meeting.

The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy or vacancies among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.

Required Vote

In the election of directors, assuming a quorum is present, the six nominees receiving the highest number of votes cast at the meeting will be elected as directors. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes will be counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Meeting FOR the election of the nominees presented below. The Board of Directors recommends that shareholders vote FOR the nominees set forth below.

Information About Nominees

Our director nominees and executive officers are set forth in the table below:

Name	Age	Position

Gil Allon	47	Director, Chief Executive Officer

Ariel Shenhar	43	Director, Chief Financial Officer and Secretary

Jonathan Phillips	36	Director

William Greer	42	Director

Eric Maurincomme	42	Director

Uri Ram	60	Director

Gil Allon has served as a member of our Board of Directors since August 2000 and has served as our Chief Executive Officer since January 2002. Mr. Allon has acted in the capacity of our Chief Executive Officer since August 2000. Mr. Allon is also a member of the Compensation, Option and Nominations Committees of our Board of Directors. Mr. Allon served as the Vice President and Chief Operating Officer of MediVision from June 1993 until August 2000. Mr. Allon also served as a member of the Board of Directors of MediVision since MediVision’s inception in June 1993 through December 2004. Mr. Allon received his B.A. and M.Sc. in Computer Science, both with distinction, from the Technion Israel Institute of Technology in Haifa, Israel in May 1987 and December 1989, respectively, and his M.B.A. with distinction in Business Management from the University of Haifa in September 1999.

Ariel Shenhar has served as a member of our Board of Directors since August 2000, has served as our Vice President and Chief Financial Officer since July 2002 and has served as our Secretary since August 2002. Mr. Shenhar also served as a member of the Board of Directors of MediVision from August 1994 through December 2004 and as its Vice President and Chief Financial Officer from January 1997 until May 2005. Mr. Shenhar served as a member of the Board of Directors of Fidelity Gold Real Estate Markets Ltd., an Israeli public company engaged in real estate, from 1994 to 1998, as an accountant at Nissan Caspi & Co. Certified Public Accountants in Jerusalem, Israel in 1996, and at Witkowski & Co. Certified Public Accountants in Tel Aviv, Israel from 1994 to 1995. Mr. Shenhar received his B.A. in Economics and Accounting in June 1992 and his M.B.A. in Finance, with distinction, in June 1999 both from the Hebrew University in Jerusalem, Israel, and has been a Certified Public Accountant since January 1997.

Jonathan R. Phillips has served as an independent director on our Board of Directors since August 2007. Mr. Phillips is currently a member of the Nominations, Audit and Compensation Committees of our Board of Directors. Since 2005, Mr. Phillips has been a Managing Director and Founder of Healthcare Growth Partners, a company that specializes in strategic and financial advisory services to healthcare technology companies. He is also currently on the Board of Directors of Streamline Health Solutions, a NASDAQ listed company, and serves on its audit and compensation committees. Prior to founding Healthcare Growth Partners, Mr. Phillips served for five years, from 2000 to 2005, as a healthcare investment banker at William Blair & Company and also at Deloitte Consulting. He received a Masters of Business Administration from Northwestern University.

William Greer has served as an independent director on our Board of Directors since August 2007. Mr. Greer is currently a member of the Audit Committee of our Board of Directors. Since 2003, Mr. Greer has been the President and CEO of Evolved Digital Systems Inc., a healthcare technology solutions company based in Montreal that is listed on the Toronto Stock Exchange. Prior to joining Evolved Digital Systems, he served in various senior finance and accounting positions for the Investment Products unit of CAN Insurance Company, RHI Management Solutions and Southern Financial. Additionally, Mr. Greer has worked at the accounting firms of William Crosslin, Sparks & Vaden and Kraft Bros., Esstman, Patton & Harrell. Mr. Greer received a Bachelor of Science from the University of Tennessee at Martin and was a scholarship recipient to the Graduate School of Banking at Louisiana State University.

Eric Maurincomme has served as an independent director on our Board of Directors since August 2008. He was recommended for the director position by Agfa HealthCare N.V. (“Agfa”), a Belgian company specializing in analog and digital imaging systems and IT solutions, mainly for the printing industry and the healthcare sector. Mr. Maurincomme joined Agfa HealthCare in 2004 as the Vice President of Business Development and is currently the Vice President of Marketing. Agfa holds a 19% ownership interest in MediVision Medical Imaging Ltd., our parent company. Prior to working at Agfa HealthCare, Dr. Maurincomme spent 10 years at GE Healthcare. Dr. Maurincomme graduated with a Masters Degree in Electrical Engineering from the University of California at Davis, and a European PhD in Biomedical from the National Institute of Applied Sciences in Lyon, France.

Uri Ram has served as an independent director on and Chairman of our Board of Directors since March 2009. He was recommended for the director position by Yigal Berman, a former director of our board. He was appointed as an independent director and Chairman of our Board in March 2009. Mr. Ram is the Chairman of the Audit Committee and a member of the Compensation, Option and Nominations Committees of our Board. Currently, he serves as the Sr. Vice President and Chief Financial Officer of Gefen Inc. and is the CEO/Owner of Juram Ltd. and Irams Inc., management consulting companies that also invests in new startups. Since 1990, Mr. Ram has served as the President of Del-Ta Engineering & Equipment Ltd., a holding company with $30 million in sales and as the Senior VP of Inter-Gamma Investment Ltd. Inter-Gamma Investment Ltd. is a major shareholder of MediVision Medical Imaging Ltd., our parent company. Mr. Ram has a Master of Arts degree from Israel National Defense College, and a Bachelor of Economics and Political sciences from Bar Ilan University and participated in an EMBA program at the Tel Aviv University. Mr. Ram is a retired Brigadier General of the Israeli Air Force.

 Shareholders Communications

The Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. Absent unusual circumstances, the Chairman of the Board is the primary person responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know. Shareholders who wish to send communications on any topic to the Board should address such communications to Ariel Shenhar, Secretary, Ophthalmic Imaging Systems, 221 Lathrop Way, Suite I, Sacramento, California, 95815.

Certain Information About the Board of Directors and Committees of the Board

The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 2008, the Board of Directors held thirteen (13) meetings and acted by unanimous written consent two (2) times. The Board has established audit, nominations and compensation committees.

Two (2) members of the Board attended the Company’s 2008 annual meeting of shareholders.

Nominations Committee

The function of the Nominations Committee is to nominate directors to the Board of Directors. The Nominations Committee during 2008 consisted of Gil Allon, Jonathan Philips, and Yigal Berman. The Nominations Committee held one (1) meeting during 2008. The Nominations Committee currently consists of Gil Allon, Jonathan Philips, and Uri Ram. The Nominations Committee does not have a written charter. The duties and responsibilities of the Nominations Committee include: (1) overseeing the Board evaluation process which includes conducting periodic evaluations of the performance of the Board as a whole, (2) reviewing the composition and size of the Board, (3) determining the criteria for Board membership, (4) evaluating the performance of Board members eligible for re-election, (5) recommending the director nominees for election to the Board by the shareholders at the annual meeting of shareholders, (6) identifying, considering, and recommending candidates to fill new positions or vacancies on the Board, (7) reviewing any candidates recommended by shareholders in accordance with our Amended and Restated Bylaws (in performing these duties, the Nominations Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have the authority to approve the search firm’s fees and other retention terms) and consulting with outside consultants, as appropriate, (8) evaluating and making recommendations to the Board regarding director compensation, and (9) making recommendations for continuing education of Board members.

The rules of the SEC require that the Company, because it is not listed on any national securities exchange, choose a definition of director “independence” for purposes of determining which directors are independent. The Company has chosen to follow the definition of independence as determined by the Marketplace Rules of The Nasdaq National Market (“NASDAQ”). Pursuant to NASDAQ’s definition, all of the members of the Nominations Committee, except for Gil Allon are considered independent. The Board has determined that despite the fact that Gil Allon is not considered independent for this purpose, nonetheless, he is an important addition to the Nominations Committee by virtue of his experience and qualifications.

The process followed by the Nominations Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meeting from time-to-time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by committee members.

In deciding whether to include a candidate in the Board’s list of recommended director nominees, the Nominations Committee will look at criteria including the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, independence and the ability to act in the interests of all shareholders. The Committee does not assign specific weight to any particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Shareholders may recommend individuals to the Nominations Committee for consideration as director candidates by submitting their names to the Nominations Committee. Such communications should be addressed to, Ariel Shenhar, Secretary, Ophthalmic Imaging Systems, 221 Lathrop Way, Suite I, Sacramento California, 95815, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate shareholder recommended candidates by following substantially the same process and applying substantially the same criteria that it follows for candidates submitted by others.

Shareholders may also directly nominate director candidates, without any action or recommendation on the part of the Nominations Committee or the Board, by following the procedures set forth under “Shareholder Proposals” below.

Compensation Committee

The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of our executive officers. The Compensation Committee does not have a written charter. The Committee considers input from our executive management when recommending to the Board the appropriate compensation for its executive officers. When making recommendations to the Board, the Compensation Committee determines compensation based on alignment with the Company’s strategic and operating plans, as well as the compensation of other executive officers and employees both within and outside the Company. The Compensation Committee during 2008 consisted of Gil Allon, Jonathan Philips and Yigal Berman. The Compensation Committee held two (2) meetings during 2008. The Compensation Committee currently consists of Gil Allon, Jonathan Philips, and Uri Ram. Mr. Allon does not participate in deliberations on or the determination of his own compensation.

Audit Committee

The Board of Directors has established the Audit Committee for the purposes of overseeing the Company’s accounting and financial reporting processes and audits of its financial statements. The functions of the Audit Committee include: (1) the nomination of independent auditors for appointment by the Board; (2) meeting with the independent auditors to review and approve the scope of their audit engagement; (3) pre-approving any audit or non-audit accounting engagements; (4) meeting with our financial management and the independent auditors to review matters relating to internal accounting controls, our accounting practices and procedures, and other matters relating to our financial condition; and (5) to report to the Board periodically with respect to such matters. The Audit Committee does not have a written charter. During 2008, the Audit Committee consisted of Jonathan Phillips, Yigal Berman, and William Greer. The Audit Committee currently consists of Jonathan Phillips, Uri Ram and William Greer. The Audit Committee is composed of all independent directors as independence is defined by the NASDAQ Marketplace Rules.

Yigal Berman was Chairman of our Audit Committee in 2008 until his resignation on March 13, 2009. Uri Ram replaced Yigal as Chairman of the Audit Committee. Our Board of Directors has determined that William Greer qualifies as the Audit Committee’s “audit committee financial expert.” This qualification is based upon his education and experience, more fully described above in his biography.

During 2008, the Audit Committee held five (5) meetings.

Audit Committee Report

Our Audit Committee has reviewed and discussed with management of the Company and Perry-Smith LLP, the Company’s independent auditor, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 (the “Audited Financial Statements”).

The Audit Committee has discussed with the independent auditor matters required to be discussed under Statement on Auditing Standards No. 61, has received and reviewed the written disclosures and the letter from Perry-Smith LLP required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding Perry Smith LLP’s communications with the Audit Committee concerning independence and we have discussed with such firm its independence from the Company. Perry-Smith LLP has confirmed in its letter to us that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws. We also have discussed with management of the Company and Perry-Smith LLP such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company’s internal controls and the financial reporting process. Perry-Smith LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the reports of Perry-Smith LLP with respect to the audited consolidated financial statements, and relying thereon, we have recommended to the Company’s Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Audit Committee

Uri Ram, Audit Committee Chairman
Jonathan Phillips, Audit Committee Member
William Greer, Audit Committee Member

EXECUTIVE COMPENSATION

The following table shows the total compensation that we paid to our chief executive officer and chief financial officer for the last two fiscal years. Those positions were occupied by Gil Allon and Ariel Shenhar, respectively. No other executive officer received more than $100,000 in total compensation during the last two fiscal years. Therefore, for purposes of this disclosure, Mr. Allon and Mr. Shenhar are our only “named executive officers” for the last two fiscal years.

SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)		Total ($) (j)
Gil Allon	2008	$218,000	-	-	-	-	-	$10,909	(1)	$228,909
(Chief Executive Officer)	2007	$209,808	$65,000	-	$28,957	-	-	$11,408	(1)	$315,173
Ariel Shenhar	2008	$209,462	-	-	-	-	-	$10,909	(2)	$220,371
(Vice President and Chief Financial Officer)	2007	$191,808	$55,000	-	$25,617	-	-	$11,408	(2)	$283,833

(1)	Represents automobile expenses that we paid for on behalf of Mr. Allon.
(2)	Represents automobile expenses that we paid for on behalf of Mr. Shenhar.

Employment Agreements

We entered into an employment agreement with Mr. Allon for his services as Chief Executive Officer on December 1, 2001. The agreement provides for an indefinite term. Pursuant to the agreement, Mr. Allon is also eligible to participate in our health and welfare insurance plans and is provided an automobile for business use. Either party may terminate the agreement upon six months advance notice. The agreement, as amended, sets Mr. Allon’s current annual salary at $218,000. In January 2009, Mr. Allon agreed to waive any bonus for 2008 and 2009 and to reduce his annual salary by 20% for 2009. He received options in lieu of the reduction in salary.

We also entered into an employment agreement with Mr. Shenhar for his services as Chief Financial Officer, commencing on July 22, 2002. Pursuant to the agreement, Mr. Shenhar is also be eligible to participate in our health and welfare insurance plans and is provided an automobile for business use. Either party may terminate the agreement upon six months advance notice. The agreement, as amended, sets Mr. Shenhar’s current annual salary at $212,000. In January 2009, Mr Shenhar agreed to waive any bonus for 2008 and 2009 and to reduce his annual salary by 20% for 2009. He received options in lieu of the reduction in salary.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

Outstanding Equity Award at Fiscal Year-end

Option Awards							Stock Award

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equiy Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

Gil Allon	360,000	-		-	$0.406	4/9/2013	-	-	-	-

(Chief Executive Officer)	90,000	-		-	$0.681	10/22/2014	-	-	-	-
	13,333	6,667	(1)	-	$ 1.830	6/14/2016	-	-	-	-
	43,333	86,667	(2)	-	$ 0.820	12/19/2015	-	-	-	-
	43,333	86,667	(2)	-	$ 1.050	12/19/2015	-	-	-	-

Ariel Shenhar	200,000	-		-	$0.406	4/9/2013	-	-	-	-

(Vice President and Chief Financial Officer)	38,333	76,667	(3)	-	$ 0.820	12/19/2015	-	-	-	-
	38,333	76,667	(3)	-	$ 1.050	12/19/2015	-	-	-	-
	75,000	-		-	$ 0.681	10/22/2014	-	-	-	-

(1)	These options were granted to Mr. Allon’s spouse, Karin Alon, and vest equally over three years in six month increments (1/6 every 6 months) beginning on January 1, 2007.
(2)	These options vest equally over three years in six month increments (1/6 every 6 months) beginning on June 19, 2008.
(3)	These options vest equally over three years in six month increments (1/6 every 6 months) beginning on June 19, 2008.

Compensation of Directors

Director Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)	Option Awards ($) (d)	Non-equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)

William Greer	$15,667		-	-	-	-	-	$15,667

Jonathan Phillips	$24,847	(1)	-	-	-	-	-	$24,847

Yigal Berman	$7,084	(2)	-	-	-	-	-	$4,911

(1)

Mr. Phillips joined the board on August 22, 2007. He received $16,447 for his services in relation to his services as a Director and $8,400 for his services in relation to his services as a consultant for the special committee.

(2)			Mr. Berman received reimbursement of out of pocket expenses related to physical board meetings. Mr. Berman resigned from the board on March 13, 2009.

Director Compensation Arrangements

Pursuant to a letter agreement executed on March 13, 2009 between Mr. Ram and OIS, OIS agreed, in connection with his service as a director: (i) to pay Mr. Ram, in four equal quarterly installments, an annual retainer in the aggregate amount of $15,000 for attendance at up to three Board or Committee meetings per quarter and (ii) to pay Mr. Greer a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of five Board meetings per quarter. OIS also agreed to the following in connection with his service as Chairman of the Board: (i) to pay Mr. Ram, in four equal quarterly installments, an annual retainer in the aggregate amount of $24,000 for attendance at up to five Board or Committee meetings per quarter and (ii) to pay Mr. Greer a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of five Board meetings per quarter.

Pursuant to a letter agreement executed on August 31, 2007 between Mr. Greer and OIS, OIS agreed to the following, in connection with his service as a director: (i) to pay Mr. Greer, in four equal quarterly installments, an annual retainer in the aggregate amount of $15,000 for attendance at up to three Board or Committee meetings per quarter, and (ii) to pay Mr. Greer a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of three Board meetings per quarter.

Pursuant to a letter agreement executed on August 31, 2007 between Mr. Phillips and OIS, OIS agreed to the following, in connection with his service as a director: (i) to pay Mr. Phillips, in four equal quarterly installments, an annual retainer in the aggregate amount of $15,000 for attendance at up to three Board or Committee meetings per quarter, and (ii) to pay Mr. Phillips a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of three Board meetings per quarter.

No standard arrangement regarding compensation of the directors has been adopted by the Board, and, except as noted above, we have not paid any director compensation.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities.

To our knowledge, based solely on review of the Forms 3 and 4 furnished to us during the year ended December 31, 2008, our acting officers, directors and beneficial owners of more than 10% of our outstanding common stock filed, on a timely basis, all reports required by Section 16(a) of the Exchange Act except as follows: Eric Maurincomme failed to timely file one Form 3.

LEGAL PROCEEDINGS

On May 11, 2007, we filed a civil action in the Superior Court of California for the County of Sacramento against our former president Steven Verdooner. We subsequently moved for and were granted an order amending the complaint to add claims against defendants Opko Health, Inc. and the Frost Group, LLC. The complaint alleges against Mr. Verdooner claims of breach of fiduciary duty, intentional interference with contract, and intentional interference with prospective economic advantage, and it alleges claims against Opko Health and the Frost Group of interference and with aiding and abetting Verdooner’s interference and breach of fiduciary duty. The complaint requests total damages against defendants in excess of $7,000,000.

On February 20, 2009, Defendants moved for summary judgment against our complaint; the hearing on this motion is scheduled for March 27, 2009. Discovery in the case is ongoing, and the trial has been set for April 28, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Executive Officers and Directors

In January 2004, we entered into a services agreement with MediStrategy Ltd. (“MS”), an Israeli company owned by Noam Allon, a former Director of the Company who served on the Board until December 2004 and brother of Gil Allon, the Company’s CEO. Under the terms of the agreement, MS provides business services to us primarily in the field in ophthalmology, which includes forming business relationships, identifying potential mergers and acquisitions, identifying and analyzing new complementary lines of business and finding potential business opportunities. All services provided by MS are performed solely by Noam Allon.

In consideration for the services provided, we agreed to pay MS a monthly sum of $4,000. In addition, MS is to be paid an annual performance bonus of up to $10,000 upon achievement of goals specified under the terms of the services agreement as determined by MS, Noam Allon, and the Company’s Chairman of the Board. During 2008, MS earned fees of $48,000. In January 2009, MS agreed to reduce the monthly fees for 2009 to $1,600. In January 2009, MS received options equal in value to his reduction in fees.

Transactions with Security Holders

MediVision

General

MediVision is our parent company that owned, as of December 31, 2008, 9,380,843 shares of our common stock, or 55.6%. In addition, we are parties to several agreements with MediVision, pursuant to which MediVision performs the following services on behalf of the Company:

•

Distributes our Winstation and Symphony Products in Europe, Africa, Israel and India. Products are sold to MediVision at a volume driven discount according to the price list, set forth below. The volume discount table is applicable to all of our distributors, including MediVision. Below is the volume discount table for our distributors for 2008.

Annual amounts purchased	Discount
$ 0 - $ 199,999	0%
$ 200,000 - $ 299,999	10%
$ 300,000 - $ 399,999	20%
$ 400,000 - $ 499,999	30%
$ 500,000 and above	40%

•

Performs Research & Development. For research and development services, MediVision bills us, on a monthly basis, at cost plus 12%. These research and development services include direct labor, consultants’ fees, travel expenses, and the applicable portion of general and administrative expenses.

Guarantee

In 2005, we entered into a Secured Debenture (the “Debenture”) in favor of United Mizrahi Bank Ltd., in an amount of up to $2,000,000 (plus interest, commissions and all expenses). Under the terms of the Debenture, we guaranteed the payment of all of the debts and liabilities of MediVision to United Mizrahi Bank. The Debenture is secured by a first lien on all of our assets. MediVision pledged 1,321,200 shares of our common stock to induce us to secure the Debenture. The amount owed to United Mizrahi Bank by MediVision and secured by us as of December 31, 2008 and April 6, 2009 was approximately $1,700,000.

Loans

Pursuant to the License and Distribution Agreement, as amended, dated June 28, 2006, we agreed to loan MediVision up to $1,600,000 in principal for engineering the Electro-Optical Unit. The loan incurs interest of 8% per annum and repayment will commence on May 1, 2010. Repayments will be made in 36 equal payments, payable on the first of each month. The monthly payment will be calculated based on the amount of principal outstanding on April 30, 2010. Upon a default under the License and Distribution Agreement, as amended, or the related promissory note or security agreement, the principal and interest outstanding on the loan will become immediately due and payable. If MediVision defaults on its repayment obligation, we may seek repayment by foreclosing on the shares pledged as collateral or, alternatively, we have the option to receive a portion of MediVision’s ownership interest in any patent rights relating to the Electro-Optical Unit. The largest aggregate amount of principal outstanding under this License and Distribution Agreement during fiscal 2008 and as of April 6, 2009 was $1,503,460. MediVision did not make any payments on the principal or interest outstanding during fiscal 2008.

On January 30, 2008, we entered into a Loan and Security Agreement with MediVision whereby we agreed to lend to MediVision up to $200,000 upon their request for working capital. From January 30, 2008 through December 31, 2008, we entered into a series of addendums to the Loan and Security Agreement to provide additional financing for working capital. As of December 31, 2008, we agreed to loan MediVision up to $1,200,000 of principal. The interest on this note accrues at 8% per annum and is secured by MediVision’s shares in OIS common stock. The largest aggregate amount of principal outstanding under this Loan and Security Agreement during fiscal 2008 and as of April 6, 2009 was $1,200,000.

Under the License and Distribution Agreement and the Loan and Security Agreement, MediVision has pledged as collateral an aggregate amount of 2,472,252 shares of our common stock owned by MediVision, and 63% of CCS shares owned by MediVision.

Merger

On March 20, 2008, we entered into a definitive merger agreement (the “Merger Agreement”) with MV Acquisitions Ltd., an Israeli company and a wholly-owned subsidiary (“Merger Sub”), and MediVision, pursuant to which Merger Sub will merge with and into MediVision (the “Merger”), with MediVision as the surviving entity. On March 16, 2009, we entered into a Termination Agreement with MediVision pursuant to which the Merger Agreement was terminated. We have capitalized the direct costs associated with the Merger. As of December 31, 2008, these costs have accumulated to $1,047,047.

Other Intercompany Transactions

During 2008, we focused our recent research and development efforts on new digital image capture products. Our net research and development expenditures in the years ended December 31, 2008 and 2007 were approximately $2,644,000 and $1,631,000, respectively. In 2008, we capitalized $424,244 of the costs associated with the development of a web-based software.

In 2008, MediVision and other outsourced consultants conducted most of our research and development. MediVision performed our research and development pursuant to a Research and Development Services Agreement dated January 1, 2004. Under this agreement, we agreed to pay 112% of research and development costs incurred in connection with MediVision’s development of WinStation software, which is used to diagnose and treat retinal diseases and other ocular pathologies. We also agreed not to receive research and development services relating to the WinStation software from other parties without MediVision’s prior written consent. The initial term of the Services Agreement is for two years, to be automatically renewed for additional 12 month periods. The Services Agreement may be terminated by either party upon 6 months prior written notice. Certain terms of the Services Agreement survive termination, including, among others: (1) for 24 months after termination, MediVision agrees to not engage or participate in any business, anywhere in the world, that competes directly with the WinStation or OIS, (2) for 18 months after termination, OIS agrees to not engage or participate in any business, anywhere in the world, that competes directly with MediVision, and (3) for 12 months, generally, neither party may employ any employees, contractors, or directors of the other party or interfere with the other party’s existing business or customer contracts. During fiscal 2008, under this Services Agreement, we paid MediVision $1,888,888 for research and development services.

Pursuant to a Distribution Agreement, as amended, dated January 1, 2004, we appointed MediVision to be our exclusive distributor of certain products in Europe, Africa, Israel and India (the “MV Territory”). Under the agreement, MediVision must purchase the specified quota of the products as listed in the agreement. If MediVision fails to satisfy its quota obligation, this constitutes a breach and we may terminate the exclusivity provision. In satisfying the quota CCS purchases are aggregated with MediVision’s purchases. CCS is a German Subsidiary of MediVision. The quota for 2008 and 2007 was $850,000. MediVision did not meet their quota for 2008 and 2007. The initial term of the Distribution Agreement was for two years, which automatically renews in one-year periods. Either party may terminate the Distribution Agreement with at least 6 months prior written notice. The amount of products MediVision may purchase on credit for distribution under this agreement is limited to $450,000. During fiscal 2008 and 2007, we sold approximately $597,000 ($823,000 combined with CCS sales) and $608,000 ($778,000 combined with CCS purchases) of products to MediVision. For the sale of WinStation products under this Distribution Agreement, MediVision receives a tiered volume discount based on the amount ordered. The 2008 volume discounts are summarized in the table below. These volume discounts apply uniformly to all distributors of our WinStation products.

Annual amounts purchased	Discount
$ 0 - $ 199,999	0%
$ 200,000 - $ 299,999	10%
$ 300,000 - $ 399,999	20%
$ 400,000 - $ 499,999	30%
$ 500,000 and above	40%

(1)	This same volume discount structure is available to all OIS distributors who deal in WinStation products.

Under a License and Distribution Agreement, as amended, dated June 28, 2006, MediVision appointed us to be its exclusive distributor of a new digital imaging system, the Electro-Optical Unit, in the Americas and the Pacific Rim (excluding China and India). In return, we paid $273,808. We also agreed to pay cash advances totaling $460,000 based on, among other things, the completion of certain phases of development of the Electro-Optical Unit. The advanced funds will be recovered as we purchase Electro-Optical Units in the future. As of December 31, 2008, we paid MediVision an aggregate of $460,000 in cash advances. Cash payments made under this agreement for exclusive distribution rights have been capitalized and will be amortized over the term of the agreement upon the sale of the first unit. We also granted MediVision a license to use our OIS WinStation software and any other applicable OIS system and the accompanying intellectual property rights therein. The initial term of the agreement is for ten years, which will be automatically renewed in one-year periods. Either party may terminate the agreement with at least 6 months prior written notice, provided that, we do not meet the purchase quota. Originally, we agreed on specified quotas that mandated that we purchase a minimum number of the Electro-Optical Units each year. On December 31, 2007, we amended the agreement to terminate the mandatory quota.

As of December 31, 2008, we recorded approximately $450,000 and $2,878,000 due from MediVision for accounts receivable and notes receivable, respectively.

Sales to MediVision during the fiscal years ended December 31, 2008 and 2007 totaled approximately $597,000 and $608,000, respectively. Sales derived from product shipments to MediVision are made at transfer pricing which is based on similar volume discounts that would be available to other resellers or distributors of our products.

As of April 6, 2009, and December 31, 2008, MediVision held 9,380,843 shares of our common stock or 56% of our outstanding common stock. Of these amounts, MediVision has pledged to us an aggregate of 3,793,452 shares of our common stock, as well as the 63% of shares of CCS that they own, as of April 6, 2009, and December 31, 2008.

CCS

Under the Distribution Agreement with CCS, dated February 14, 2006, we appointed CCS, as our exclusive distributor of certain products in Germany and Austria (the “Territory”). Under the agreement, CCS must purchase the specified quota of Distribution Products. If CCS fails to satisfy its quota obligation, this constitutes a breach and OIS may terminate the exclusivity provision. The quota for 2008 and 2007 was $390,000. All subsequent quotas will be agreed upon between the parties at the beginning of each year. If no quota is agreed upon, the preceding year’s quota will carry forward. For the sale of certain products, CCS will receive a tiered volume discount based on the amount ordered. The discounts for 2008 are summarized in the table below. The initial term of the Distribution Agreement was for two years, which now automatically renews in one-year periods. Either party may terminate the agreement with at least 3 months prior written notice. Pursuant to a Distribution Agreement, during 2008 and 2007, we sold products to CCS of approximately $226,000 and $170,000. CCS did not meet its quota for 2008 and 2007.

Distribution Agreement with CCS – FY 2008
Purchase Range (annually)	Discount
$0 - $199,999	0%
$200,000 - $299,999	10%
$300,000 - $399,999	20%
$400,000 - $499,999	30%
$500,000 and above	40%

Proposal 2

RATIFICATION OF SELECTION OF PERRY-SMITH LLP

AS THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Perry-Smith LLP as the independent auditor of the Company for the year ended December 31, 2009, subject to ratification by the Company’s shareholders at the Meeting. Although current law, rules, and regulations, require the Audit Committee to engage, retain, and supervise the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Perry-Smith LLP for ratification by shareholders as a matter of good corporate practice. Perry-Smith LLP has acted for the Company in such capacity since October 23, 1998.

Perry-Smith LLP has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting Perry-Smith LLP as independent auditor is adopted by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company’s best interests. Any such future selection need not be submitted to a vote of shareholders.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal, will be required to adopt this proposal. The Board of Directors recommends that shareholders vote FOR this proposal.

Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, Perry-Smith LLP has billed us the following fees for services rendered in connection with the audit and other services in respect to these years:

	2008	2007
Audit Fees (1)	$87,500	$80,000
Tax Fees (2)	23,500	22,250
All Other Fees (3)	42,005	10,910
Total	$153,005	$113,160

(1)

Services rendered for the audit of our annual financial statements included in our report on Form 10-K and the reviews of the financial statements included in our reports on Form 10-Q filed with the SEC.

(2)	Services in connection with the preparation of tax returns and the provision of tax advice.
(3)	Services related to Forms SB-2 and S-4 and other miscellaneous securities filings.

All (100%) of the fees described above were approved by the Company’s Audit Committee.

It is the Audit Committee’s policy to pre-approve all audit and non-audit engagements of our independent auditor.

The Board of Directors believes that the provision of non-audit services by Perry-Smith LLP does not impair its independence as an auditor.

Proposal 3

APPROVAL OF THE COMPANY’S

2009 STOCK OPTION PLAN

The Company’s Board of Directors considers stock options as a useful means of attracting and retaining employees, directors and consultants. It also provides a long-term incentive for those individuals to foster the growth of the Company by tying their interests to the interests of the Company’s shareholders through stock ownership and potential stock ownership.

The Company has in effect a 2000 Stock Option Plan (the “2000 Plan”), a 2003 Stock Option Plan (the “2003 Plan”), and a 2005 Stock Option Plan (the “2005 Plan” collectively, the “Existing Plans”), which has enabled the Company to grant options to key employees (including directors and officers who are employees) to purchase up to an aggregate of 1,500,000, 750,000 and 750,000 shares, respectively, of the Company’s Common Stock. No options to purchase shares of the Company’s Common Stock granted under the Existing Plans have been exercised by the Company’s officers and directors to date. As of April 6, 2009, under the 2000 Plan, options to purchase an aggregate of 1,425,837 shares of the Company’s Common Stock are outstanding, leaving 74,163 shares available for the grant of future options; under the 2003 Plan, options to purchase an aggregate of 750,000 shares of the Company’s Common Stock are outstanding, leaving no shares available for the grant of future options; and under the 2005 Plan, options to purchase an aggregate of 750,000 shares of the Company’s Common Stock are outstanding, leaving no shares available for the grant of future options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2008, with respect to our outstanding equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,224,000	(a)	$0.97	106,664	(b)
Equity compensation plans not approved by security holders	1,048,000	(c)	$0.42	206,999	(d)
Total	2,272,000		$0.72	313,663

(a)	Represents 554,000 options granted under our 2003 Stock Option Plan and 670,000 options granted under our 2005 Stock Option Plan.
(b)

Represents 80,000 shares available for grant under the 2005 Stock Option Plan, and 26,664 shares available for grant under the 2003 Stock Option Plan to our employees, directors, and consultants. Upon the expiration, cancellation or termination of unexercised options, shares subject to options under the plan will again be available for the grant of options under the applicable plan.

(c)

Includes 20,000 shares subject to options granted under our 1997 Stock Option Plan under which no more options may be granted, and 1,028,000 shares subject to options granted under the 2000 Stock Option Plan (the “2000 Plan”) under which 206,999 shares may be granted. (For material terms of the 1997 and 2000 Stock Option Plans, see Form 10-K for the fiscal year ended December 31, 2008, Item. 8, Financial Statements, Notes to Consolidated Financial Statements, Note 8. Share Based Compensation.)

(d)

Includes 206,999 shares available for future grant under the 2000 Plan, to our employees and directors, consultants, and non-employee. Upon the expiration, cancellation or termination of unexercised options, shares subject to options under the 2000 Plan will again be available for the grant of options under the applicable plan.

The Company has also had in effect a 1992 Stock Option Plan, a 1995 Stock Option Plan and a 1997 Stock Option Plan under which no further options may be granted.

On March 18, 2009, the Board of Directors adopted, subject to shareholder approval at the Meeting, the Company’s 2009 Stock Option Plan (the “2009 Plan”).

The following discussion of the 2009 Plan is qualified in its entirety by reference to the copy of the 2009 Plan which is attached to this Proxy Statement as Exhibit A.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal will be required to adopt this proposal. The Board of Directors recommends that shareholders vote FOR this proposal.

Purpose of the Plan

The purpose of the 2009 Plan is to enable the Company to provide an incentive to employees (including directors and officers who are employees) and consultants of the Company, any of its subsidiaries or Parent (as defined therein), and to offer an additional inducement in obtaining the services of such individuals.

Shares Subject to the Plan and Eligibility

The 2009 Plan, if approved by the shareholders, will authorize the grant of (i) options (the “Options”) to purchase a maximum of 750,000 shares of the Company’s Common Stock, subject to adjustments described below, and (ii) restricted shares (the “Restricted Stock”) of the Company, to employees and directors of, and consultants to, the Company any of its subsidiaries or Parent. The Options and Restricted Stock are collectively referred to herein as the “Awards.” Upon expiration, cancellation or termination of unexercised Options, the shares of the Company’s Common Stock subject to such Options will again be available for the grant of Options under the 2009 Plan.

Type of Options

Options granted under the 2009 Plan may either be incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, which do not qualify as ISOs (“NQSOs”). ISOs, however, may only be granted to employees.

Administration

The 2009 Plan is to be administered by the Board of Directors or a committee of the Company’s Board of Directors consisting of two or more members of the Board. To the extent required, each member of the committee is to be a “non-employee director,” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, to the extent required to preserve a deduction under Section 162(m) of the Code, an “outside director” within the meaning of Treas. Reg. § 1.162-27(e)(3). Those administering the 2009 Plan are referred to as the “Administrators.”

Among other things, the Administrators are empowered to select, within the express limits contained in the 2009 Plan, the employees, consultants and directors to be granted Awards, and to determine whether an Option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each Award, the exercise price of each Option or the issue price of any Restricted Stock, the term of any Award, the date each Option shall become exercisable, as well as any terms and conditions relating to the exercisability of each Option, whether to accelerate the date of exercise of any Option and to select the form of payment of the exercise price. The Administrators are also empowered to construe each Award contract between the Company and a recipient and, with the consent of the recipient, to cancel or modify an Award. The Administrators are further authorized to prescribe, amend and rescind rules and regulations relating to the 2009 Plan and make all other determinations necessary or advisable for administering the 2009 Plan.

Terms and Conditions of Options

Options granted under the 2009 Plan are subject, among other things, to the following terms and conditions:

(a)        The exercise price of each Option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company’s Common Stock on the date of grant (and 110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

(b)        Options may be granted for terms established by the Administrators; provided, however, that the term of an Option may not exceed ten years (and five years in the case of an ISO granted to an optionee who owns, or is deemed to own, more than 10% of the voting power of the Company).

(c)        The aggregate fair market value (determined at the time of grant of the Options) of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000 (based on the fair market value of the Company’s Common Stock on the date of grant).

(d)          The exercise price of each Option is payable in full upon the Option’s exercise. Payment of the exercise price of an option may be made (i) in cash, or (ii) if the Administrators permit and such exercise would not require the Company to incur a charge against its earnings for financial accounting purposes, with previously acquired shares of Common Stock, or (iii) any combination of the foregoing. The Administrators may also permit payment of the exercise price of an Option through the optionee’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(e)        Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(f)        Except as may otherwise be provided in an option contract related to the Option, if the optionee’s relationship with the Company as an employee, director or consultant is terminated for any reason other than death or disability, the Option may be exercised, to the extent exercisable on the date of termination of such relationship, at any time within three months thereafter, but in no event after the expiration of the term of the Option; provided, however, that if the relationship is terminated either for cause (as defined in the option contract) or without the consent of the Company, the Option will terminate immediately.

(g)        Except as otherwise provided in the optionee’s option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the Option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the Option.

(h)        Except as otherwise provided in the optionee’s option contract, in the case of the death of an optionee while an employee, director or consultant, the optionee’s legal representative or beneficiary may exercise the Option, to the extent exercisable on the date of death, at any time within one year after such death, but in no event after the expiration of the term of the Option.

(i)        The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company’s Common Stock having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the Company’s obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, vesting or exercise of an Award or the disposition of shares acquired thereunder. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

Adjustment in Event of Capital Changes

Appropriate adjustments are to be made in the number and kind of shares subject to the 2009 Plan and each outstanding Award and in the exercise prices of any outstanding Options, as well as the limitation on the number of shares that may be granted to any recipient in any calendar year, in the event of any change in the Company’s Common Stock by reason of any stock dividend, split-up, reclassification, spin-off, reverse split or other combination, exchange of shares or other transaction that results in a change in the number or kind of shares of Common Stock outstanding immediately prior to such event. In the event of (a) the liquidation or dissolution of the Company, (b) sale of all or substantially all of the assets of the Company, or (c) the merger or consolidation of the Company with or into one or more other corporations or entities in which the Company is not the surviving corporation or in which the holders of securities of the Company immediately prior to such merger or consolidation cease to own securities of the surviving corporation or other entity representing at least 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation or entity, the Board of Directors of the Company shall, as to outstanding Awards, either (a) make appropriate provision for any such outstanding Awards by the substitution, on an equitable basis, of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation, or (b) upon written notice to an optionee with respect to any Option, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated.

Duration and Amendment of the 2009 Plan

No Option may be granted under the 2009 Plan after January 1, 2019. The Board of Directors may at any time terminate, suspend or amend the 2009 Plan; provided, however, that, without the approval of the Company’s shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which Awards may be granted under the 2009 Plan, (b) change the eligibility requirements for persons who may receive Awards under the 2009 Plan or (c) make any change for which applicable law requires shareholder approval. No termination, suspension or amendment may adversely affect the rights of an optionee with respect to an outstanding Award without the optionee’s consent.

Certain Federal Income Tax Consequences

The following is a general summary of certain material federal income tax consequences of the grant and exercise of options and the receipt and disposition of the restricted stock under the 2009 Plan and the sale of any underlying security. The options and restricted stock that may be awarded under the 2009 Plan are hereinafter referred to as “Awards.” This description is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and administrative pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effects. This discussion does not purport to address all tax considerations relating to the issuance and exercise of any Awards, or resulting from the application of special rules to a particular Award recipient (including a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act, a recipient exercising an option with previously owned shares, or a recipient who is not an individual U.S. citizen or permanent resident), as well as applicable state, local, foreign and other tax consequences inherent in the ownership of Awards and exercise thereof and the ownership and disposition of any underlying security. An Award recipient should consult with his own tax advisors with respect to the tax consequences inherent in the ownership and exercise of Awards and the ownership and disposition of any underlying security.

Incentive Stock Options Exercised With Cash

No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee’s tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee’s basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a “disqualifying disposition”), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed to the optionee as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

Non-Qualified Stock Options Exercised With Cash

No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefore will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee’s tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held. The amount of such gain will be equal to the difference between the selling price and the optionee’s tax basis in the shares.

Alternative Minimum Tax

In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee’s regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee’s alternative minimum taxable income. In addition, the optionee’s basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee’s regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with his tax advisors concerning the applicability and effect on the optionee of the alternative minimum tax.

Restricted Stock

Generally, the grant of restricted stock will not result in taxable income to the recipient or a deduction for the Company. The value of the restricted stock (less any amount paid by the recipient upon the grant) will be taxable to the recipient in the year in which the restrictions lapse. Alternatively, a recipient of restricted stock may elect to treat as compensation income in the year of grant the fair market value of the restricted stock on the date of grant (less any amount paid by the recipient therefore), by making an election within 30 days after the date of grant. If such an election is made, the recipient will not be allowed to deduct at a later date the amount included as taxable income if the restricted stock is subsequently forfeited to the Company. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the recipient in the tax year such income is recognized.

Employment Tax Withholding on Compensation Income

The compensation income recognized by the recipient of an Award (as described above) will be subject to federal and applicable state income and employment (social security) taxes. The Company will be responsible for withholding the applicable taxes and remitting such taxes to the respective government authorities. As the payer of such compensation, the Company will also have certain reporting obligations in connection with its duty to withhold such taxes. As provided in a separate agreement that each recipient of an Award will be required to execute, the Company reserves the right to withhold the applicable taxes from the amounts of any cash payments or the issuance of its Common Stock to each recipient. As an alternative, the Company may require Award recipients to pay to the Company in cash the amount equal to the taxes required to be withheld.

New Plan Benefits

The Board of Directors or a committee of the Board, as summarized below under “Administration,” in its sole discretion will determine the number and types of stock option awards that will be granted under the Plan. Thus, it is not possible at this time to determine the benefits that will be received by eligible participants if the Plan were to be approved by our shareholders.

SHAREHOLDER PROPOSALS

Under Rule 14a-8(e) of the Exchange Act, a shareholder proposal intended for inclusion in the proxy statement for next year’s Annual Meeting must be received by the Company at its principal executive offices no later than December 16, 2009, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Rule 14a-4(c)(1) establishes a different deadline for submission of shareholder proposals that are not intended to be included in the Company’s proxy statement. Rule 14a-4(c)(1) relates to the discretionary voting authority retained by the Company with respect to proxies. With respect to any shareholder proposal for next year’s Annual Meeting submitted after March 1, 2010 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), the Company retains discretion to vote proxies it receives as the Board of Directors sees fit. With respect to proposals submitted before March 1, 2010, the Company retains discretion to vote proxies it receives as the Board of Directors sees fit, only if (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement with respect to the proposal in compliance with Rule 14a-4(c)(2).

SOLICITATION OF PROXIES

We are bearing the cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, facsimile - email or personal interview.

FINANCIAL STATEMENTS

The financial statements of the Company have been included in the Annual Report that the Company has enclosed with this Proxy Statement.

OTHER MATTERS

Management does not intend to bring before the Meeting any matters other than those specifically described above and is not aware of any other matters which are proposed to be presented at the meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their discretion on such matters or motions, including any matters dealing with the conduct of the Meeting.

By Order of the Board of Directors

Ariel Shenhar

Secretary

April 15, 2009

EXHIBIT A

OPHTHALMIC IMAGING SYSTEMS

2009 STOCK OPTION PLAN

1.	Purposes of the Plan.

(a) This stock option plan (the “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees) and non-employee directors of, and consultants and advisors to, Ophthalmic Imaging Systems, a California corporation (the “Company”), any of its Subsidiaries or Parent, and to offer an additional inducement in obtaining the services of such individuals.

(b) The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock options which do not qualify as ISOs (“NQSOs”), and shares of stock of the Company that may be subject to contingencies or restrictions (“Restricted Stock”). ISOs and NQSOs are collectively referred to herein as “Options,” and Options and Restricted Stock are collectively referred to as “Awards.” The Company makes no representation or warranty, express or implied, as to the qualification of any Option as an “incentive stock option” or any other treatment of an Award under the Code.

(c) Capitalized terms used but not defined elsewhere herein have the meanings assigned to them in Section 18 below.

2.         Stock Subject to the Plan. Subject to the provisions of Section 11, the aggregate number of shares of the Company’s Common Stock, without par value (“Common Stock”), for which Awards may be granted under the Plan shall not exceed Seven Hundred Fifty Thousand (750,000) shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Section 12, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

3.	Administration of the Plan.

(a) The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the “Administrators.” Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a “non-employee director,” within the meaning of Rule 16b-3, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

(b) Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine: each person who shall be granted an Award; the type of Award to be granted, the times when an Award shall be granted; whether an Option granted to a Designee (as defined in Section 4 below) shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each Award, and the terms on which each Award shall be exercised; the date each Award shall vest and/or become exercisable; whether an Award shall vest and/or be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of grant of any Award or the exercise of any Option hereunder (or any installment of any such Award); whether shares of Common Stock may be issued upon the exercise of an Option granted under the Plan as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Option granted under the Plan; the form of payment of the exercise price; the fair market value of a share of Common Stock; the restrictions and/or contingencies, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions and/or contingencies; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant of an Award or exercise of an Option granted under the Plan and, if so, whether and under what conditions to waive any such restriction and/or contingencies; whether and under what conditions to subject the grant of all or any portion of an Award, the exercise of all or any portion of an Option granted under the Plan, the vesting of an Award, or the shares acquired pursuant to the exercise of an Option granted under the Plan to the fulfillment of certain restrictions and/or contingencies as specified in the contract or other document evidencing the Award (the “Agreement”), including, without limitation, restrictions and/or contingencies relating to (i) entering into a covenant not to compete with the Company, any of its Subsidiaries and/or Parent, (ii) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category, and/or (iii) the period of continued employment with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; whether to accelerate the date on which an Award may vest or an Option may be exercised or to waive any restriction or limitation with respect to an Award; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or Parent to withhold taxes or other amounts; whether a Designee has a Disability; with the consent of the Designee, to cancel or modify an Award, provided however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, provided further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Agreement shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Section 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.         Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any of its Subsidiaries or Parent, (b) consultants to the Company, any of its Subsidiaries or Parent, (c) advisors to the Company, any of its Subsidiaries or Parent, and (b) such directors of the Company who, at the time of grant, are not common law employees of the Company, as the Administrators may determine in their sole discretion (each, a “Designee”). Such Awards granted shall cover the number of shares of Common Stock that the Administrators may determine in their sole discretion; provided however, that if on the date of grant of an Award any class of common stock of the Company (including without the limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to Awards that may be granted to any recipient under the Plan during any calendar year shall be 350,000 shares; provided further, however, that the aggregate fair market value (determined at the time any Option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or any of its Subsidiaries or Parent, which are exercisable for the first time by such Designee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000). The One Hundred Thousand Dollar ($100,000) ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any Option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

5.	Grant of Options.

(a) The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant Options to one or more Designees.

(b) The exercise price of the shares of Common Stock under each Option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO or any Option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided further, however, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or Parent, the exercise price of such ISO shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

(c) Each Option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such Option is granted; provided, however, that the term of each Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

6.         Restricted Stock. The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to one or more Designees on such terms and conditions as the Administrators may determine in the applicable Agreement. The grant may require the Designee to pay such price per share therefore, if any, as the Administrators may determine in their sole discretion. The Administrators may subject such shares to such contingencies and restrictions as the Administrators may in their sole discretion determine, including, but not limited to, requirements to forfeit all or a portion of such shares back to the Company for no consideration, voting agreements and the withholding of dividends and other payments with respect to the shares. Until such time as all of the restrictions and contingencies lapse, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Designee.

7.	Rules of Operation.

(a) The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange or (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i) and (ii) of this Section 7(a) are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

(b) An Option granted under the Plan (or any installment thereof), to the extent then vested and exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Option is being exercised, specifying the number of shares of Common Stock as to which such Option is being exercised and accompanied by payment in full of the aggregate exercise price therefore (or the amount due on exercise if the applicable Agreement permits installment payments) (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, or (iii) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

(c) The Administrators may, in their sole discretion, permit payment of the exercise price of an Option granted under the Plan by the Designee’s delivery of a properly executed notice, together with a copy of the Designee’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(d) In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

(e) A Designee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Designee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Designee using previously acquired shares of Common Stock in payment of an Option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

8.	Termination of Relationship.

(a) Except as may otherwise be expressly provided in the applicable Agreement, any Designee whose employment, consulting or advisory relationship with the Company, any of its Subsidiaries and Parent which has terminated for any reason other than the death or Disability of the Designee may exercise any Option granted to the Designee as an employee, consultant or advisor, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the Option would otherwise have expired; provided, however, that if the Designee’s employment is terminated for Cause, such Option shall terminate immediately.

(b) For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries or Parent is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

(c) Except as may otherwise be expressly provided in the applicable Agreement, a Designee whose directorship with the Company has terminated for any reason other than the Designee’s death or Disability may exercise the Options granted to the Designee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the Option would otherwise have expired; provided, however, that if the Designee’s directorship is terminated for Cause, such Option shall terminate immediately.

(d) Except as may otherwise be expressly provided in the applicable Agreement, Options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Designee so long as such Designee continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company, any of its Subsidiaries or Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

(e) Nothing in the Plan or in any Option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant to the Company, any of its Subsidiaries or Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or Parent to terminate such relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or Parent.

(f) Except as may otherwise be expressly provided in the applicable Agreement, if a Designee dies (i) while the Designee is an employee of, or a consultant or advisor to, the Company, any of its Subsidiaries or Parent (ii) within three (3) months after the termination of the Designee’s employment, consulting or advisory relationship with the Company, any of its Subsidiaries or Parent (unless such termination was for Cause or without the consent of the Company) or (iii) within one (1) year following the termination of such employment, consulting or advisory relationship by reason of the Designee’s Disability, any Options granted to the Designee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee’s death, by the Designee’s Legal Representative, at any time within one (1) year after death, but not thereafter and in no event after the date the Option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Agreement, any Designee whose employment, consulting or advisory relationship with the Company, any of its Subsidiaries or Parent has terminated by reason of the Designee’s Disability may exercise such Options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the Option would otherwise have expired.

(g) Except as may otherwise be expressly provided in the applicable Agreement, if a Designee dies (i) while the Designee is a director of the Company, (ii) within three (3) months after the termination of the Designee’s directorship with the Company (unless such termination was for Cause), or (iii) within one (1) year after the termination of the Designee’s directorship by reason of the Designee’s Disability, the Options granted to the Designee as a director who was not an employee of, or consultant or advisor to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee’s death, by the Designee’s Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the Option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Agreement, a Designee whose directorship with the Company has terminated by reason of Disability may exercise such Options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the Option would otherwise have expired.

9.	Compliance with Securities Laws.

(a) It is a condition to the receipt or exercise of any Award that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

(b) The Administrators may require, in their sole discretion, as a condition to the grant of an Award or the exercise of an Option granted under the Plan, that the Designee execute and deliver to the Company the Designee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (i) the shares of Common Stock to be issued upon the receipt of an Award or the exercise of an Option granted under the Plan are being acquired by the Designee for the Designee’s own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Designee will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Designee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

(c) In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

10.        Award Agreements. Each Award shall be evidenced by an appropriate Agreement, which shall be duly executed by the Company and the Designee. Such Agreement shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Agreement need not be identical.

11.	Adjustments upon Changes in Common Stock.

(a) Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, and the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to Options without payment therefore. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), or (ii) would be considered as the adoption of a new plan requiring shareholder approval.

(b) Except as may otherwise be expressly provided in an applicable Agreement, in the event of (i) a liquidation or dissolution of the Company, or (ii) any transaction (or series of related transactions) that is approved by a majority of the members of the Company’s Board of Directors who were elected by shareholders prior to the first such transaction (including, without limitation, a merger, consolidation, sale of stock by the Company or its shareholders, tender offer or sale of all or substantially all assets) and in which either (A) the voting power (in the election of directors generally) of the Company’s voting securities outstanding immediately prior to such transaction(s) ceases to represent more than fifty percent (50%) of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s), or (B) all or substantially all of the Company’s assets are sold to an unaffiliated third party, the Board of Directors of the Company, or the board of directors of any corporation or other legal entity assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized entity which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to the Options immediately before such substitution over the purchase price thereof, or (y) upon written notice to the optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options.

12.       Amendments to and Termination of the Plan. The Plan was adopted by the Board of Directors on March 18, 2009 to be effective January 1, 2009. No Award may be granted under the Plan after January 1, 2019. The Board of Directors, without further approval of the Company’s shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent shareholder approval, which would (a) except as contemplated in Section 11, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Designee under any Award granted under the Plan without such Designee’s consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

13.       Non-Transferability. Except as may otherwise be expressly provided in the applicable Agreement, no Award granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Options may be exercised, during the lifetime of the Designee, only by the Designee or the Designee’s Legal Representatives. Except as may otherwise be expressly provided in the applicable Agreement, an Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

14.       Withholding Taxes. The Company, any of its Subsidiaries or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Agreement or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, any of its Subsidiaries or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Designee to pay to the Company such amount, in cash, promptly upon demand.

15.	Legends; Payment of Expenses.

(a) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of the Plan or any agreement between the Company and the Designee with respect to such shares of Common Stock, or (iii) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

(b) The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant of an Award or exercise of an Option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

16.       Use of Proceeds; Unfunded Plan. The cash proceeds to be received upon the grant of an Award or the exercise of an Option granted under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion. The Company shall not be required to segregate any assets, nor shall the Plan be construed as providing for such segregation, nor shall the Board of Directors or the Committee, if designated, be deemed to be a trustee of any cash or assets in connection with the Plan. Any liability of the Company to any Designee or any beneficiary thereof shall be based solely upon any contractual obligations that may be created by the Plan and an Agreement, and no such obligation shall be secured by any pledge or other encumbrance on the property of the Company, any of its Subsidiaries or Parent.

17.       Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new Awards hereunder for prior awards of a Constituent Corporation or assume the prior options or restricted stock of such Constituent Corporation.

18.	Definitions.

(a) “Cause,” in connection with the termination of a Designee, shall mean (i) ”cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such Designee, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Agreement executed by the Company and such Designee, or (iii) in the absence of both of the foregoing, (A) indictment of such Designee for any illegal conduct, (B) failure of such Designee to adequately perform any of the Designee’s duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or Parent (other than any such failure resulting solely from such Designee’s physical or mental incapacity), (C) the commission of any act or failure to act by such Designee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such Designee of any Company rule or policy, or (E) any violation by such Designee of the requirements of such Agreement, any other contract or agreement between the Company and such Designee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

(b) “Constituent Corporation” shall mean any corporation which engages with the Company, any of its Subsidiaries or Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the Option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(c) “Disability” shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(d) “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Designee with respect to an Award granted under the Plan.

(e) “Parent” shall mean any “parent corporation” within the meaning of Section 424(e) of the Code.

(f) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

19.	Governing Law.

(a) The Plan, any Awards granted hereunder, the Agreements and all related matters shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict or choice of law provisions that would defer to the substantive laws of another jurisdiction.

(b) Neither the Plan nor any Agreement shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Agreement to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

20.       Partial Invalidity.  The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Agreement shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

21.       Shareholder Approval.  The Plan shall be subject to approval of the Company’s shareholders. No Options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any Option shall be determined as if the Plan had not been subject to such approval.

REQUEST TO EXERCISE FORM

Dated: ________________

The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the option (“Option”) granted to him pursuant to a certain stock option agreement (“Agreement”) effective _____________________, between the undersigned and Ophthalmic Imaging Systems (the “Company”) to purchase an aggregate of _____________________ (__________) shares of the Company’s Common Stock, no par value (the “Shares”).

The undersigned hereby tenders cash in the amount of $__________ per share multiplied by _____________________ (_________), the number of Shares he is purchasing at this time, for a total of $_______________, which constitutes full payment of the total Exercise Price thereof.

INSTRUCTIONS FOR REGISTRATION OF SHARES IN COMPANY’S TRANSFER BOOKS
Name:	____________________________________
(Please typewrite or print in block letters)

Address:	____________________________________

____________________________________

Signature:	____________________________________

Accepted by Ophthalmic Imaging Systems:

By:	______________________________

______________________________
Name

______________________________
Title

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

OIS

OPHTHALMIC IMAGING SYSTEMS
221 LATHROP WAY STE I
SACRAMENTO, CA 95815
ATTN: Joanna Ross

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors — For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Gil Allon 02 Ariel Shenhar 03 Jonathan Phillips 04 William Greer 05 Eric Maurincomme
06 Uri Ram

02
0000000000

The Board of Directors recommends you vote FOR the following proposal(s):

		For	Against	Abstain
2	Proposal to ratify the selection of Perry-Smith LLP as the Company's independent auditor for the fiscal year ending December 31, 2009.	☐	☐	☐
3	Proposal to approve and adopt the 2009 Stock Option Plan.	☐	☐	☐

NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting — Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000022404_1 R2.09.03.17

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

OPHTHALMIC IMAGING SYSTEMS
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS ON May 13, 2009

The shareholder(s) hereby appoint(s) Gil Allon and Ariel Shenhar, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OPHTHALMIC IMAGING SYSTEMS that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:30 AM, Pacific Time on May 13, 2009, at the 221 Lathrop Way, Suite I, Sacramento, CA 95815, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR EACH PROPOSAL.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000022404_2 R2.09.03.17